Exhibit 99.35

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1998-01

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ...............................$            620,209.55
          (b)  Interest  ................................$          1,219,273.93
          (c)  Total  ...................................$          1,839,483.48

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ...............................$            620,209.55
          (b)  Interest  ................................$          1,171,683.43
          (c)  Total  ...................................$          1,791,892.98

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month: ........................................$             81,685.49

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ...............................$          3,551,863.00
          (b)  Interest  ................................$             20,129.05
          (c)  Total  ...................................$          3,571,992.05

     5.   Aggregate Insurance Proceeds for prior month:

          (a)  Principal  ...............................$                  0.00
          (b)  Interest  ................................$                  0.00
          (c)  Total  ...................................$                  0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ...............................$                  0.00
          (b)  Interest  ................................$                  0.00
          (c)  Total  ...................................$                  0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ...............................$                  0.00
          (b)  Interest  ................................$                  0.00
          (c)  Total  ...................................$                  0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ...............................$                  0.00
          (b)  Interest  ................................$                  0.00
          (c)  Total  ...................................$                  0.00

     9.   Pool Scheduled Principal Balance:  ............$        195,937,691.74

     10.  Available Funds:  .............................$          5,378,953.10

     11.  Realized Losses for prior month: ..............$                  0.00

     12.  Aggregate Realized Losses:

          (a) Deficient Valuations: .....................$                  0.00
          (b) Special Hazard Losses: ....................$                  0.00
          (c) Fraud Losses: .............................$                  0.00
          (d) Excess Bankruptcy Losses: .................$                  0.00
          (e) Excess Special Hazard Losses: .............$                  0.00
          (f) Excess Fraud Losses: ......................$                  0.00
          (g) Debt Service Reductions: ..................$                  0.00

     13.  Compensating Interest Payment: ................$              4,036.83

     14. Accrued Certificate Interest, Unpaid Class Interest Shortfalls and Pay-out Rate:

      Class 01-A1.....$        352,518.75 $     0.00         6.75000000%
      Class 01-A2.....$        597,870.79 $     0.00         6.75000000%
      Class 01-A3.....$        149,467.84 $     0.00         6.75000000%
      Class 01-PO.....$              0.00 $     0.00         0.00000000%
      Class 01-M......$          8,445.57 $     0.00         6.74999900%
      Class 01-B1.....$          5,630.37 $     0.00         6.74999800%
      Class 01-B2.....$          2,815.17 $     0.00         6.74999600%
      Class 01-B3.....$          4,504.30 $     0.00         6.74999500%
      Class 01-B4.....$          1,689.07 $     0.00         6.74986800%
      Class 01-B5.....$          2,252.64 $     0.00         6.74989100%
      Class 01-R......$              0.56 $     0.00         6.72000000%

     15.  Principal distributable:

          Class 01-A1.....$     1,358,732.04
          Class 01-A2.....$     2,798,095.17
          Class 01-A3.....$        82,314.58
          Class 01-PO.....$           562.60
          Class 01-M......$         4,651.13
          Class 01-B1.....$         3,100.75
          Class 01-B2.....$         1,550.37
          Class 01-B3.....$         2,480.60
          Class 01-B4.....$           930.22
          Class 01-B5.....$         1,240.56
          Class 01-R......$           100.00

     16.  Additional  distributions  to the Class 01-R  Certificate  pursuant to
          Section 4.01(b):  ............................$          0.00

     17.  Distributions Allocable to Unanticipated Recoveries:

          Class 01-A1.....$              0.00
          Class 01-A2.....$              0.00
          Class 01-A3.....$              0.00
          Class 01-PO.....$              0.00
          Class 01-M......$              0.00
          Class 01-B1.....$              0.00
          Class 01-B2.....$              0.00
          Class 01-B3.....$              0.00
          Class 01-B4.....$              0.00
          Class 01-B5.....$              0.00
          Class 01-R......$              0.00

B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ..........    97.748195%

     2.   Senior Prepayment Percentage for such Distribution Date:   100.000000%

     3.   Junior Percentage for such Distribution Date: .........      2.251805%

     4.   Junior Prepayment Percentage for such Distribution Date:     0.000000%

     5.   Class A3 Percentage for such  Distribution Date: ......     13.283726%

     6.   Class A3 Prepayment Percentage for such Distribution Date:   0.000000%

     7.   Subordinate Certificate Writedown Amount for such
          Distribution Date: .....................................  $      0.00

     8.   Prepayment Distribution Triggers satisfied:
                                  YES        NO
                                  ---        --
          Class 12-B1.......       X
          Class 12-B2.......       X
          Class 12-B3.......                 X
          Class 12-B4.......       X
          Class 12-B5.......       X

     9.   Base Servicing Fee:.....................................  $  29,089.30

     10.  Supplemental Servicing Fee:.............................  $  66,617.42

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.



                                            By:   /s/ Karen Pickett
                                            -------------------------------
                                            Name:    Karen Pickett
                                            Title:   Vice-President,
                                                     Investor Operations